UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2009

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Planar Systems, Inc. (the “Company”) will be held on Tuesday, February 16, 2010 at 3:00 p.m., local time, at 1195 N.W. Compton Drive, Beaverton, Oregon. At the Annual Meeting, the Company’s shareholders will be asked to elect one director for a three-year term, approve an amendment to the Company’s 2004 Employee Stock Purchase Plan, ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2010, and transact such other business as may properly come before the Annual Meeting. January 4, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2009.

PLANAR SYSTEMS, INC.
(Registrant)

By	/s/ STEPHEN M. GOING
Stephen M. Going,
Vice President, General Counsel and Secretary